SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 24, 2005
OmniVision Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-29939	77-0401990

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1341 Orleans Drive
Sunnyvale, California 94089-1136

(Address of principal executive offices)
(408) 542-3000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On August 24, 2005, the Compensation Committee of the Board of Directors of OmniVision Technologies, Inc. (“OmniVision”) approved the payment of cash bonuses under OmniVision’s Executive Officer Profit Sharing/Bonus Plan (the “Plan”) for the fiscal quarter ended July 31, 2005. The bonuses are consistent with the terms of the Plan and will be paid to the following executive officers of OmniVision:

Name of Officer	Cash Bonus Amount

Shaw Hong	$19,000
Raymond Wu	$17,000
Xinping He	$17,000
Y. Vicky Chou	$15,000
Peter Leigh	$15,000
John Yue	$13,000

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniVision Technologies, Inc.
Dated: August 30, 2005	By:	/s/ SHAW HONG
Shaw Hong
President and Chief Executive Officer